Exhibit 10.6
AMENDMENT TO LOAN AGREEMENT

THIS AMENDMENT TO LOAN AGREEMENT is dated as of August 30, 2011 (this “Amendment”), by and between Emerald Dairy Inc., a Nevada corporation (the “Company”), and Xiang Li Zhao, a resident of the People’s Republic of China (the “Lender”).

RECITALS:

A.           On June 24, 2010, the Company and the Lender entered into a Loan Agreement (the “Loan Agreement”), pursuant to which the Lender made a loan (the “Loan”) to the Company in the principal amount of Eight Hundred Thousand ($800,000) Dollars (the “Principal”), in consideration for which the Company issued to the Lender a non-negotiable promissory note in the amount of the Principal (the “Original Note”), which, pursuant to its terms, was scheduled to mature on June 24, 2011, and bears interest at a rate of 10% per annum, which is also payable on maturity.

B.           The parties desire to amend the Loan Agreement, in order to, inter alia, modify the terms and conditions thereof upon the terms and subject to the conditions set forth in this Amendment and the Exhibits hereto.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Accuracy of Recitals; Definitions.  Each of the Company and the Lender acknowledges and agrees that the foregoing Recitals are true and accurate and are incorporated herein by reference.  The Loan Agreement and Original Note shall be referred to herein collectively as the “Transaction Documents.”  Capitalized terms used and not otherwise defined herein are used as defined in the Transaction Documents.

2.           Amendments to the Original Note.

2.1           Upon satisfaction of the conditions set forth in Section 3 below, the Original Note shall be amended so that the Maturity Date of the Original Note is extended from June 24, 2011 to June 24, 2012; and

2.2           The Company shall issue and deliver, or cause to be delivered, to the Lender, against delivery by the Lender of his Original Note, marked “canceled”, a duly executed Amended and Restated Non-Negotiable Promissory Note reflecting the change set forth in Section 2.1 above, in the substantially the form attached hereto as Exhibit A (the “Amended Note”).

3.           Conditions Precedent.  The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:

3.1           The representations and warranties made by the Company in this Amendment are accurate in all respects.

3.2           Except as otherwise set forth herein, or as previously disclosed by the Company in its reports filed with the Securities and Exchange Commission, no Event of Default shall be in existence under the Original Note.

3.3           The Lender shall have received the following documents and other items from the Company, duly executed by an authorized representative of the Company, as necessary:

(a)           An executed copy of this Amendment;

(b)           An executed original of the Amended Note; and

(c)           if requested, evidence that the execution, delivery and performance of this Amendment by the Company have been duly authorized by all necessary corporate action.

3.6           The Company shall have received the following documents and other items from the Lender:

(a)           An executed copy of this Amendment; and

(b)           The Original Note (for cancellation).

4.           Waiver.  Subject to the satisfaction of the conditions set forth in Section 3 above, the Lender hereby waives any Event of Default (as defined in Section 4.1 of the Loan Agreement) resulting from the Company’s failure to pay any principal and/or interest when due pursuant to the terms of the Original Note.  The foregoing waiver is limited to the matters and by the terms set forth herein and shall not be deemed to constitute a waiver of any other Event of Default existing as of the date hereof, or any Event of Default arising after the date hereof, whether as a result of a breach of the terms and conditions of the Original Note or otherwise, and shall not prejudice the exercise of any or all of the rights and remedies of the Investors under the Transaction Documents, as amended.

5.           Transaction Documents in Full Force and Effect as Amended.  Except as specifically amended hereby, the Transaction Documents shall remain in full force and effect and hereby are ratified and confirmed as so amended.  This Amendment shall not constitute a novation, satisfaction and accord, cure, release and/or satisfaction of the Transaction Documents, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Transaction Documents as amended by this Amendment, as though such terms and conditions were set forth herein and therein in full.  Each reference in the Transaction Documents or any other document or instrument to any Transaction Documents, or words of similar import, shall mean and be a reference to the Transaction Documents as amended hereby.

6.           Representations.  The Company hereby represents and warrants to the Lender as follows: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, bylaws or other organizational documents, or (ii) any applicable law, statute, regulation, ordinance, tariff or order; (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority or other person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it; (d) this Amendment has been duly executed and delivered by it; (e) this Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (f) except as otherwise set forth herein, it is in compliance with all covenants and agreements in the Transaction Documents and it is not in default under the Transaction Documents, and no Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (g) except as otherwise set forth herein, the representations and warranties contained in the Transaction Documents are true and correct in all material respects as of the date hereof as if made on the date hereof.

7.           Miscellaneous.

7.1           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Transaction Documents, or any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Transaction Documents, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  Except as otherwise set forth herein, this Amendment shall not preclude the future exercise of any right, remedy, power or privilege available to the parties whether under the Transaction Documents, at law, or otherwise.

7.2           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof.  Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

7.3           This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the applicable Transaction Documents.  This Amendment shall be considered part of the Transaction Documents for all purposes under the Transaction Documents.  In the event of any inconsistency between this Amendment and any of the other Transaction Documents, the terms of this Amendment shall control.

7.4           This Amendment, the Amended Note and the Transaction Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto.  There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.  If any provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

7.5           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE GOVERNING LAW PROVISIONS SET FORTH IN THE TRANSACTION DOCUMENTS, AS AMENDED BY THIS AMENDMENT.

7.6           Each party shall execute and deliver such other documents, certificates and/or instruments and take such other actions as reasonably requested by the other party in order more effectively to consummate the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed under seal by their respective officers thereunder duly authorized, as of the date first above written.

COMPANY:

EMERALD DAIRY INC.

By:	/s/ Yang Yong Shan
Name:
Title:

LENDER:

/s/ Xiang Li Zhao
Xiang Li Zhao

EXHIBIT A

(Form of Amended Note)